EMPLOYEE COMPENSATION AND BENEFIT EXPENSES (Tables)	12 Months Ended
Dec. 31, 2017
Disclosure of employee compensation and benefits expense [Abstract]
Disclosure of detailed information about employee compensation and benefit expenses

For the years ended December 31,	2017	2016
Wages and salaries	$242.6	$229.9
Social security, pension and government-mandated programs (i)	101.6	90.2
Other benefits (ii)	18.7	14.3
Total employee compensation and benefits expenses	$362.9	$334.4
Less: expensed within general and administrative expenses	(62.3)	(51.5)
Less: expensed within exploration and evaluation expenses	(17.2)	(14.4)
Less: capitalized to property, plant and equipment	(20.0)	(21.3)
Employee compensation and benefit expenses included in cost of sales (Note 7)	$263.4	$247.2

(i)
Included in this item are defined contribution pension plans for all full-time qualifying employees of the Company. Contributions by the Company are based on a contribution percentage using the annual salary as the base and are made on a quarterly basis or as otherwise determined by the Company. The assets of the plans are held separately from those of the Company and are managed by independent plan administrators. The total expense recognized in the consolidated statement of operations of $6.3 million (2016 - $3.7 million) represents contributions payable to these plans by the Company at rates specified in the rules of the plans. As at December 31, 2017, contributions of $9.1 million due in respect of the 2017 reporting period (2016 - $5.4 million) had not been paid over to the plans but were paid subsequent to the end of the year.

(ii)	Included in Other benefits are share-based payment transactions as discussed in Note 29: Share-Based Payments to the Company's Consolidated Financial Statements.